Buildings and Equipment (Tables)	12 Months Ended
Dec. 31, 2013
Summary of Buildings and Equipment

A summary of buildings and equipment is presented below.

	DECEMBER 31, 2013
(In Millions)	ORIGINAL COST	ACCUMULATED DEPRECIATION	NET BOOK VALUE
Land and Improvements	$27.1	$0.6	$26.5
Buildings	255.6	134.1	121.5
Equipment	488.7	320.8	167.9
Leasehold Improvements	323.4	213.3	110.1
Buildings Leased under Capital Leases	82.5	49.7	32.8

Total Buildings and Equipment	$1,177.3	$718.5	$458.8